LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2019

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED APRIL 29, 2019 OF

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

Effective June 1, 2019, the following changes are made to the Summary Prospectus and Prospectus:

Under the section entitled “Principal investment strategies,” the following information is added as the third sentence in the first paragraph.

When selecting investments to fulfill a desired strategic asset class exposure, the portfolio managers expect to allocate to Legg Mason-affiliated open-end funds and ETFs, provided that appropriate products are available.

Under the section entitled “More on the fund’s investment strategies, investments and risks – Important information,” the following information is added as the third sentence in the fourth paragraph.

When selecting investments to fulfill a desired strategic asset class exposure, the portfolio managers expect to allocate to Legg Mason-affiliated open-end funds and ETFs, provided that appropriate products are available.

Please retain this supplement for future reference.

VANN526864